Regulatory Capital - Additional Information (Detail) - Basel III [member]	Oct. 31, 2018	Jun. 25, 2018	Oct. 31, 2017	Oct. 31, 2016	Jan. 01, 2016
Disclosure of regulatory capital [Line Items]
Common equity capital surcharge	1.00%		1.00%	1.00%	1.00%
Common Equity Tier 1 all-in target ratio	8.00%		8.00%	8.00%	8.00%
Tier 1 all-in target ratio	9.50%		9.50%	9.50%	9.50%
Total Capital all-in target ratio	11.50%		11.50%	11.50%	11.50%
Domestic Stability Buffer	1.50%	1.50%